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                                                                    EXHIBIT 23.1


                        CONSENT OF DELOITTE & TOUCHE LLP



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of BARRA, Inc. on Form S-8 of our report dated April 20, 2001 (June 15, 2001 as to
Note 14) appearing in the Annual Report on Form 10-K of BARRA, Inc. for the year ended March 31, 2001.

/s/ Deloitte & Touche LLP


San Francisco, California
September 25, 2001